SCHEDULE OF SEGMENT REPORTING (Details) - USD ($)	12 Months Ended
	Mar. 31, 2025	Mar. 31, 2024	Mar. 31, 2023
Segment Reporting [Abstract]
Revenues
Sales and marketing expenses	(716,264)	(1,771,614)	(2,051,550)
General and administrative expenses	(1,838,740)	(1,657,879)	(1,315,509)
Research and development expenses	(832,565)	(1,459,828)	(929,916)
Total other income (expense), net	11,159	(9,685)	33,744
Income tax expense
Net loss	$ (3,376,410)	$ (4,899,006)	$ (4,263,231)